EXHIBIT 10.2


THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                  AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

     AGREEMENT made this 5th day of November, 2004, by and between Homeskills, Inc., a Colorado corporation, (the "ISSUER") and the individuals listed in Exhibit A attached hereto, (the "SHAREHOLDERS"), which SHAREHOLDERS own all of the issued and outstanding shares of OTC Wireless, Inc. a California corporation. ("OTC")

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

     THE PARTIES HERETO AGREE AS FOLLOWS:

          1. EXCHANGE OF SECURITIES. Subject to the terms and conditions of this Agreement, the ISSUER agrees to issue to SHAREHOLDERS, one (1) share of the common stock of ISSUER, $0.0001 par value (the "Shares"), in exchange for each issued and outstanding share of OTC owned by SHAREHOLDERS. This Agreement is adopted by the parties as a plan of reorganization within the meaning of Internal Revenue Code Section 368.

          2. REPRESENTATIONS AND WARRANTIES. ISSUER represents, warrants and covenants to and with SHAREHOLDERS and OTC as follows:

               i. Organization. ISSUER is a corporation duly organized, validly existing, and in good standing under the laws of Colorado, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Colorado. All actions taken by the Incorporators, directors and shareholders of ISSUER have been valid and in accordance with the laws of the State of Colorado. This Agreement has been approved by all necessary corporate action by ISSUER.

               ii. Capital.The authorized capital stock ISSUER consists of 100,000,000 shares of common stock, $0.0001 par value, of which 37,569,449 shares are issued and outstanding. After closing total issued and outstanding will be 30,409,992, including employee stock option grants and excluding 200,000 warrants. All outstanding shares are duly issued, fully paid and non assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others. Presently there are, and (except as otherwise provided in this

          Agreement) at closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of Colorado. ISSUER is in the process of conducting a private placement of up to 3,000,000 shares of ISSUER's common stock at $0.65 per share.

               iii. Financial Statements. Exhibit B to this Agreement includes the income statement and balance sheet of ISSUER as and for the periods ending June 30, 2004 and September 30, 2004. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet.

               iv. Absence of Changes. Since the date of the most recent financial statements, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse. There have been no declarations or payments of dividends and no stock redemptions.

               v. Liabilities. ISSUER does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUERS' financial statement. There are no pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between the ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liens, claims and/or commitments.

               vi. Ability to Carry Out Obligations. ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

               vii. Full Disclosure. None of the representations and warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

               viii. Contract and Leases. ISSUER is not currently carrying on any business and is not a party to any benefit or retirement plan or contract, agreement or lease. No person holds a power of attorney from ISSUER.

               ix. Compliance with Laws. ISSUER has complied withall applicable laws and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER and its underwriters, if any, have complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

               x. Litigation. ISSUER is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

               xi. Conduct of Business. Prior to the closing, ISSUER shall conduct its business and affairs, if any, in the normal course, and shall not (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities other than the existing private placement of up to 3,000,000 shares previously referenced, (4) incur any liabilities, (5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction. ISSUER will not enter into an agreement to take any of such prohibited actions.

               xii. Corporate Documents. Copies of each of the following documents, which are true complete and correct in all material respects, will be attached to and made a part of this Agreement:

                    (1)  Articles of Incorporation (Exhibit D)
                    (2)  Bylaws (Exhibit E)
                    (3)  Minutes of Shareholders Meetings (Exhibit F)
                    (4)  Minutes of Directors Meetings (Exhibit G)
                    (5)  List of Officers and Directors (Exhibit H)
                    (6) Current Balance Sheet described in Section 2(iii) (Exhibit B)
                    (7)  Stock  register  and  stock  records  of  ISSUER  and a
                         current,   accurate   list  of  ISSUER's   shareholders
                         (Exhibit I)

               xiii. Documents. All minutes, consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with the laws of Colorado. ISSUER will provide OTC with all information and documents reasonably requested by OTC in connection with OTC's investigation of ISSUER prior to closing. ISSUER will cooperate with OTC in obtaining any necessary consents. ISSUER will maintain in confidence and refrain from using, except for the purposes contemplated in the Agreement, all confidential information provided to ISSUER by OTC.

               xiv. Title. The Shares to be issued to SHAREHOLDERS will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. Such shares will be issued pursuant to applicable exemption(s) under federal and state securities laws. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement. The ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay SHAREHOLDERS' voting rights with respect to the Shares.

               xv. Fees. Neither ISSUER nor OTC are or will be obligated to pay brokers or finders fees as the result, in whole or part, of actions taken or statements made by or on behalf of ISSUER.

               xvi. Taxes. ISSUER has timely filed all federal, state and local tax returns, including, for example, income tax, corporate tax, franchise tax, sales tax and property tax returns and reports, that it has been required to file by law, regulation or rule and has paid all related taxes. All such tax returns are complete and accurate in all material respects.

          3.   OTC represents and warrants to ISSUER the following:

               i. Organization OTC is a corporation duly organized, validly existing, and in good standing under the laws of California, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in California. All actions taken by the Incorporators, directors and shareholders of OTC have been valid and in accordance with the laws of California.

               ii. Shareholders and Issued Stock. Exhibit A annexed hereto sets forth the names and share holdings of 100% of OTC shareholders.

          4. INVESTMENT INTENT. SHAREHOLDERS agree that the shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agree, prior to any Transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.

          5. CLOSING. The closing of this transaction shall take place at the corporate headquarters of OTC.

          6. DOCUMENTS TO BE DELIVERED AT CLOSING.

               i. By the ISSUER

               (1) Board of Directors Minutes authorizing the issuance of a certificate or certificates for 22,409,992 Shares, registered in the names of the SHAREHOLDERS based upon their holdings in OTC as agreed to on Exhibit A.

               (2)  The resignation of all officers of ISSUER.

               (3) A Board of Directors resolution appointing such person as SHAREHOLDERS designate as a director(s) of ISSUER, on Exhibit "C".

               (4)  The resignation of all the directors of ISSUER,  except that
                    of   SHAREHOLDER'S   designee,   dated   subsequent  to  the
                    resolution described in 3, above.

               (5) Audited financial statements of the ISSUER filed with the SEC, which shall include a current balance sheet and statements of operations, stockholders equity and cash flows for the twelve month period then ended.

               (6) All of the business and corporate records of ISSUER, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

               (7) Such other minutes of ISSUER's shareholders or directors as may reasonably be required by SHAREHOLDERS.

               (8) An Opinion Letter from ISSUER's Attorney attesting to the validity and condition of the ISSUER.

               ii. By SHAREHOLDERS AND OTC

               (1) Delivery to the ISSUER, or to its Transfer Agent, the certificates representing 100% of the issued and outstanding stock of OTC.

               (2) Consents signed by all the shareholders of OTC consenting to the terms of this Agreement.

          7. REMEDIES.

               i. Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Palm Beach County, Florida in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

          8. MISCELLANEOUS.

               i. Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

               ii. No oral change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

               iii. Non Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

               iv. Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

               v. Entire Agreement.This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

               vi. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               vii. Notices.All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

         ISSUER:           Homeskills, Inc.
                           500 Australian Avenue South
                           Suite 619
                           West Palm Beach, FL 33401

         SHAREHOLDERS:     OTC Wireless, Inc.
                           48499 Milmont Drive
                           Fremont, CA 94538

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this 5th day of November, 2004.


         Homeskills, Inc.                            OTC Wireless, Inc.



        By: /s/ Charles Adams                       By: /s/ Alex Tsao
        ----------------------------------          ----------------------------
        Charles Adams, President                    Alex Tsao, President

                                   EXHIBIT "A"


 Name                                                        No. of Shares
 ----                                                        -------------
 C. H. Tsao                                                   3,552,258.00
 ----------                                                   ------------
 C. H. Tsao and Hsiao-Jen Tsao                                  200,000.00
 -----------------------------                                  ----------
 Weiming Ou                                                     500,000.00
 ----------                                                     ----------
 Weiming Ou and Anchi Chang Ou                                  200,000.00
 -----------------------------                                  ----------
 Ding Yuan Day and Shin-Mann Day                                200,000.00
 -------------------------------                                ----------
 York Sung                                                       26,250.00
 ---------                                                       ---------
 Mao Sui Wang                                                   400,000.00
 ------------                                                   ----------
 Syed Hadi                                                        9,874.00
 ---------                                                        --------
 Steve Viegas                                                    30,000.00
 ------------                                                    ---------
 Ray Negron                                                       1,980.00
 ----------                                                       --------
 Eric Pearson                                                    25,000.00
 ------------                                                    ---------
 Yih Cheng Chen                                                  31,680.00
 --------------                                                  ---------
 Magic International                                          1,005,405.00
 --------------------                                         ------------
 Don Rowland                                                     12,811.00
 -----------                                                     ---------
 Brian Lin                                                      307,692.00
 ---------                                                      ----------
 Jay Knabb                                                      200,000.00
 ---------                                                      ----------
 Leng C. Garcia                                                 800,000.00
 --------------                                                 ----------
Perng-Fei Gou and Binnie C. Gou, co-trustees
of The Gou Living Trust u/t/a dtd. 12/9/88                      800,000.00
------------------------------------------                      ----------
George King and Lillian King                                   800,000.00
----------------------------                                   ----------
Chi-Lei Ni and Yuh Ni                                          200,000.00
---------------------                                          ----------
Jei-Hsie Nie                                                 1,622,528.00
------------                                                 ------------
Jerry Shih and Jean Shih                                       680,000.00
------------------------                                       ----------
Judy Shih                                                      216,000.00
---------                                                      ----------
Vision 2000 Venture Ltd.                                     4,536,458.00
------------------------                                     ------------

Daitung Development & Investment Corp.                         300,000.00
--------------------------------------                         ----------
Futung Venture Capital Ltd.                                    300,000.00
---------------------------                                    ----------
Huitung Investments(BVI) Ltd.                                1,100,000.00
-----------------------------                                ------------
Litung Venture Capital Ltd.                                    160,000.00
---------------------------                                    ----------
New Asian Venture Ltd.                                         930,232.00
----------------------                                         ----------
Darsen Horng                                                    80,000.00
------------                                                    ---------
Sun-Fong Tang                                                   80,000.00
-------------                                                   ---------
Trasia International Limited                                    80,000.00
----------------------------                                    ---------
Jene John Fu                                                    80,000.00
------------                                                    ---------
Chou Mou, Lih-Er                                                80,000.00
----------------                                                ---------
Chao-Jung Chen                                                 568,000.00
--------------                                                 ----------
Channel Heart Limited                                           80,000.00
---------------------                                           ---------
High Court Securities Limited                                   80,000.00
-----------------------------                                   ---------
Ren-Chun Liao                                                   80,000.00
-------------                                                   ---------
Ting Herh                                                      240,000.00
---------                                                      ----------
Julia Shih                                                      80,000.00
----------                                                      ---------
Ming Chang Chiang                                              640,000.00
-----------------                                              ----------
Yen-Ming Chen                                                   20,000.00
-------------                                                   ---------
Yi-Hsiang Chan                                                  40,000.00
--------------                                                  ---------
Paul Guilfoyle                                                 270,270.00
--------------                                                 ----------
R. Scott Rosenberg                                              54,054.00
------------------                                              ---------

                                                            21,700,492.00

Employee stock option granted                                     709,500
------------------------------                                    -------